united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

Sandalwood Opportunity Fund

Class A Shares: SANAX

Class I Shares: SANIX

Class C Shares: SANCX

Annual Report

September 30, 2016

www.sandalwoodfund.com

1-888-868-9501

Distributed by Northern Lights Distributors, LLC

Member FINRA

September 30, 2016

Dear Investor:

Each year at this time, the Sandalwood Opportunity Fund (the “Fund”) provides a letter to investors to coincide with our fiscal year-end. The purpose of this letter is to provide an update on the Fund’s performance and outlook. The Fund is an open-end mutual fund invested in various segments of the U.S. bond market including corporate high yield and non-agency residential mortgage backed securities (“RMBS”).

Fund Performance

The Fund’s performance during its prior fiscal year, October 1, 2015 to September 30, 2016 (the “Investment Period”) is shown in Figure 1 below.

Figure 1

The Fund’s Investment Results as of September 30, 2016

	Year	One	Three	Since
As of September 30, 2016	To Date	Year	Year	Inception
SANAX Class A (NAV)*	-12.12%	-16.67%	-5.95%	-2.48%
SANIX Class I (NAV)*	-11.90%	-16.47%	-5.71%	-2.23%
SANCX Class C (NAV)**	-12.59%	-17.29%	n/a	-8.45%
SANAX Class A (Max Load)*	-17.13%	-21.49%	-7.78%	-3.98%
HRFX Fixed Income - Credit Index*	2.87%	0.31%	-0.77%	1.19%

*	Inception date for Class A and I shares was November 29, 2012

**	Inception date for Class C shares was February 11, 2014

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until January 31, 2017. After this fee waiver, the expense ratios are 3.17%, 3.92% and 2.92% for the Class A, C and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The Funds total annual operating expenses are 3.37%, 4.23% and 3.15% for the Class A, C and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The Fund has made the following dividend payments over the past twelve months. As you can see in Figure 2 below, trailing twelve month distributions are in excess of 8% of NAV.

Figure 2

Sandalwood Opportunity Fund Class I Distributions

for the fiscal year ending 9/30/2016

			Disrtibution
Date of	Distribution	Previous	Percentage of
Distribution	Amount	NAV	Previous NAV
9/29/2016	$0.0955	$7.28	1.31%
6/29/2016	$0.2012	$7.46	2.70%
3/30/2016	$0.1481	$8.47	1.75%
12/17/2015	$0.2036	$8.92	2.28%

The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

Fourth Quarter 2015

The Fund decreased in value by -5.19% during the fourth quarter of 2015. During the quarter, the markets continued to experience significant volatility, resulting in a turbulent year throughout all asset classes, from equities to high yield to multi-strategy credit. Following a sharply negative third quarter, equities, as represented by the S&P 500, rebounded in the fourth quarter on the shoulders of an extremely strong month of October.

Macro events including but not limited to the uncertainty leading into the Fed rate hike, the continued deterioration of energy related securities from a valuation perspective (-12.05% for the month of December) bringing the sector to -23.36% for the year, and the steep decline in metals and mining (-5.22% for the month of December) bringing the sector to -25.48% for the year, sparked contagion to all sectors from high yield to traditional fixed income and on to equities. Furthermore, declining commodity prices, concerns around a prolonged economic slowdown in China, and economic and geopolitical issues in Europe and the Middle East, continued to shake the markets.

In early December, a large high yield mutual fund was forced to suspend redemptions in order to liquidate the fund, which pulled all of high yield down as investors panicked on fears of a potential strain on liquidity. The reality was that the market remained orderly in spite of the stress at year-end, although there were still substantial losses in U.S. high yield corporate credit markets towards the end of the fourth quarter making December the seventh negative month of the year for high yield. Tax loss selling throughout December put additional pressure on all asset classes as well.

The trailing twelve month high yield default rate increased 69 basis points in December to 3.40%. In December alone, high yield bonds lost -2.58% and bank loans lost -0.95%, for annual losses of -4.64% and -0.38% respectively, the first annual loss since 2008. The 10-Year Treasury ended the quarter yielding 2.27%. Crude oil (WTI) continued to slide, ending the year at $36.60/barrel.

First Quarter 2016

The Fund decreased in value by -1.62% during the first quarter of 2016. During the quarter, relative valuations between equities and credit remained unchanged and both markets saw gains for the quarter. Liquidity remained low which resulted in extreme swings of momentum in the markets, making it difficult to navigate. The first half of the quarter saw a sharp drawdown in financial risk assets, with an equally sharp recovery in the second half. The price volatility is generally exaggerated in times like this, although you will almost always find buyers at a price. Managers are expressing that we are in a “tactical” credit environment and one in which defaults continue to increase.

After an incredibly difficult January and beginning of February, the second half of the quarter experienced a significant rally across most markets. In March alone, equity indices rose by 7% in the U.S., 3-5% in Japan, and by 1-5% in Europe. WTI crude rallied by 16% to $38/barrel. High yield’s gain in March was mostly driven by spreads: spreads tightened by 69bps to 690bps while the yield on the Ten-year Treasury fell by 4bps (to 1.70%) and the yield on the Five-year Treasury was unchanged (at 1.21%). Concurrently, bankruptcy filings began to appear, including a national sports retailer, two oil and gas E&P companies, an energy pipeline company, and an international renewable energy company. There continues to be significant opportunities developing around the simple mispricing of securities as a result of the overall market volatility.

High yield debt issuance was down over 65% as compared to the first quarter of 2015. The relatively light leveraged buyout activity in the quarter was also decelerated due to the fact that equity prices have remained high, making many potential acquisitions expensive. This has left a lot of coupon income to be reinvested, which in turn has benefitted markets.

Second Quarter 2016

The Fund decreased in value by -9.55% during the second quarter of 2016. During the quarter, markets across the board were fairly range bound from the equity markets to Treasuries. That said, there were some sharp moves along the way. High Yield spreads tightened over the course of the quarter from 690 basis points at the end of March to 608 basis points at the end of June and we have continued to witness an increase in the LTM high yield bond default rate, which rose from 3.22% to 3.56% at quarter’s end.

The large decrease in the value of the Fund during the second quarter was primarily due to the remaining positions in the energy, metals and mining in our Middle Market Credit sleeve. This continued source of loss in the portfolio was further magnified by investor redemptions which occurred throughout the quarter. The volatility in the middle market sleeve culminated in the decision to exit the strategy and remove the manager from the portfolio. We moved forward with three managers, all existing managers, who are seeking opportunities as they all have been doing since the launch of the Fund in 2012.

Third Quarter 2016

The Fund decreased in value by -1.00% during the third quarter. The markets showed greater volatility as they continued to grapple with the U.S. elections, the direction the Federal Reserve takes with interest rates and the continuing economic challenges facing the European and Asian markets. The U.S. appears to be the strongest economy, and while the Federal Reserve has shown a clear desire to increase interest rates, the question continues to be when and to what level they are going to be able to raise interest rates in 2016 and 2017. High Yield spreads tightened over the course of the quarter and equity markets improved after the significant volatility created at the end of the second quarter with the Brexit vote.

The decrease in the value of the Fund during the third quarter was primarily due to positions in the mining sector which were sold during the beginning of the quarter and losses from the long/short corporate credit sector and the relative value cross-over credit sector.

Outlook

We believe the underlying fundamentals in U.S. housing market appear attractive and legacy non-agency RMBS appear particularly attractive. We continue to have a favorable view on the outlook for the U.S. housing market. The positive implications of both stable U.S. economic growth as well as an accommodative mortgage market will likely prove to be a positive influence on both default and prepayment characteristics for legacy non-agency RMBS going forward. As we think about the coming months and early next year, we continue to think patience will be rewarded in the Fund’s cross-over credit strategy. We anticipate better entry points in the coming months either as a result of Fed policy, China concerns or profit taking. In that event, we will look to look for value oriented positions.

Very truly yours,

Princeton Fund Advisors, LLC

Adviser to the Fund

The HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

6775-NLD-11/23/2016

Sandalwood Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, compared to its benchmark:

		Annualized	Annualized Inception **	Annualized Inception ***-
	One Year	Three Year	September 30, 2016	September 30, 2016
Sandalwood Opportunity Fund – Class A	(16.67)%	(5.95)%	(2.48)%	N/A
Sandalwood Opportunity Fund – Class A with load	(21.49)%	(7.78)%	(3.98)%	N/A
Sandalwood Opportunity Fund – Class I	(16.47)%	(5.71)%	(2.23)%	N/A
Sandalwood Opportunity Fund – Class C	(17.29)%	N/A	N/A	(8.45)%
HFRX Fixed Income - Credit Index	0.31%	(2.30)%	1.35%	(1.63)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses. The Fund’s total annual operating expenses before any fee waiver are 3.37% for Class A shares, 3.15% for Class I shares and 4.23% for Class C per the January 28, 2016, prospectus. After fee waivers, the Fund’s total annual operating expenses are 3.17%, 2.92%, and 3.92% for Class A, Class I, and Class C shares, respectively. Class A shares are subject to a maximum sales load imposed on purchases of 5.75%. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date is November 29, 2012 for Class A and Class I shares.

***	Inception date is February 11, 2014 for Class C shares.

HFRX Fixed Income – Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Sandalwood Opportunity Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2016

Comparison of the Change in Value of a $10,000 Investment

The Fund’s top asset classes as of September 30, 2016, are as follows:

Asset Class	% of Net Assets
Money Market Fund	67.7%
Corporate Bonds and Notes	13.6%
Commercial Mortgage Backed Securities	4.4%
Asset Backed Security	2.9%
Home Equity Backed Security	2.1%
Other Assets Less Liabilities	9.3%
100.0%

Please refer to Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS
September 30, 2016

Principal ($)		Fair Value
	ASSET BACKED SECURITY - 2.9%
886,580	Countrywide Alt. Loan Trust 2006-36T2, 1.425% due 12/25/36 (Cost $578,479)	$499,277

	CORPORATE BONDS AND NOTES - 13.6%
	CABLE/SATELLITE TV - 4.5%
750,000	Altice Luxembourg SA, 7.625% due 2/15/2025, 144A	771,562

	MACHINERY - CONSTRUCTION & MINING - 0.8%
263,125	Vander Intermediate Holding Corp., 9.750% due 2/1/19, 144A	138,798

	METAL - COPPER - 0.0%
87,265	Cobre Del Mayo SA de CV, 8.750% due 11/15/21, 144A	—

	RETAIL - MAJOR DEPARTMENT STORES - 3.7%
750,000	Neiman Marcus Group LTD LLC., 8.000% due 10/15/2021, 144A	630,000

	TELEPHONE - INTEGRATED - 4.6%
750,000	Frontier Communications Corp., 11.000% due 9/15/2025	785,625

	TOTAL CORPORATE BONDS & NOTES (Cost $2,569,947)	2,325,985

	COMMERCIAL MORTGAGE BACKED SECURITIES - 4.4%
279	Credit Suisse First Boston Mortgage Securities Corp., 5.351% due 8/15/38, 144A	279
992,000	Prime Mortgage Trust 2006-CL1, 0.853% due 2/25/35	615,271
176,770	WaMu Mortgage Pass-Through Certificates Series 2003-AR1 Trust, 2.482% due 3/25/33	134,633
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $598,851)	750,183

	HOME EQUITY BACKED SECURITY - 2.1%
387,647	CDC Mortgage Capital Trust 2004-HE-1, 2.253% due 6/25/34, (Cost $328,881)	349,691

	SHORT-TERM INVESTMENT - 67.7%
	MONEY MARKET FUND - 67.7%
11,595,477	Goldman Sachs Financial Square Funds -	11,595,477
	Government Fund, to yield 0.13% * (Cost $11,595,477)

	TOTAL INVESTMENTS - 90.7% (Cost $15,671,635) (a)	$15,520,613
	OTHER ASSETS LESS LIABILITIES - 9.3%	1,600,177
	NET ASSETS - 100.0%	$17,120,790

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,681,866 differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$206,828
Unrealized Depreciation:	(368,081)
Net Unrealized Depreciation:	$(161,253)

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2016 144A securities amounted to $1,540,639 or 9.00% of net assets.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment in securities (identified cost $15,671,635), at fair value	$15,520,613
Segregated cash at broker	1,643,891
Interest receivable	67,080
Receivable for Fund shares sold	715
Prepaid expenses and other assets	41,145
TOTAL ASSETS	17,273,444

LIABILITIES
Investment advisory fees payable	71,665
Payable for Fund shares redeemed	26,811
Payable to related parties	9,226
Distribution (12b-1) fees payable	2,205
Accrued expenses and other liabilities	42,747
TOTAL LIABILITIES	152,654
NET ASSETS	$17,120,790

Net Assets Consist Of:
Paid in capital	$44,548,993
Accumulated net investment loss	(1,350,279)
Accumulated net realized loss from security transactions and swap contracts	(25,926,902)
Net unrealized depreciation of investments and swap contracts	(151,022)
NET ASSETS	$17,120,790

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$1,582,055
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	217,003
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$7.29
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$7.74

Class I Shares:
Net Assets	$13,297,220
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,824,505
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.29

Class C Shares:
Net Assets	$2,241,515
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	302,833
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.40

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividend Income	$90,344
Interest income	4,619,641
TOTAL INVESTMENT INCOME	4,709,985

EXPENSES
Investment advisory fees	1,830,782
Distribution (12b-1) Fees:
Class A	15,867
Class C	38,579
Short sale interest expense	290,738
Professional fees	107,976
Interest expense	103,113
Administrative services fees	51,090
Registration fees	50,142
Accounting services fees	45,750
Transfer agent fees	41,039
Custodian fees	31,794
Printing and postage expenses	31,219
Compliance officer fees	28,389
Non 12b-1 shareholder servicing	25,622
Trustees fees and expenses	15,831
Insurance expense	5,801
Other expenses	1,736
TOTAL EXPENSES	2,715,468

Less: Fees waived by the Adviser	(338,804)

NET EXPENSES	2,376,664
NET INVESTMENT INCOME	2,333,321

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain(loss):
Investments	(26,133,491)
Swaps contracts	693,358
Securities sold short	(69,886)
(25,510,019)
Net change in unrealized appreciation (depreciation) on:
Investments	23,642,784
Swaps contracts	621,825
Securities sold short	(13,974,057)
10,290,552

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(15,219,467)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,886,146)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
FROM OPERATIONS
Net investment income	$2,333,321	$6,605,842
Net realized loss from security transactions, swap contracts, and securities sold short	(25,510,019)	(7,543,582)
Net change in unrealized appreciation (depreciation) of investments, swap contracts and securities sold short	10,290,552	(13,355,701)
Net decrease in net assets resulting from operations	(12,886,146)	(14,293,441)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(615,624)
Class I	—	(2,958,441)
Class C	—	(44,741)
From return of capital:
Class A	(360,613)	(1,313,675)
Class I	(4,061,227)	(7,813,119)
Class C	(241,403)	(236,828)
Net decrease in net assets resulting from distributions to shareholders	(4,663,243)	(12,982,428)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,090,441	13,200,910
Class I	10,264,003	94,121,719
Class C	363,818	5,073,175
Net asset value of shares issued in reinvestment of distributions:
Class A	310,496	1,787,742
Class I	3,696,492	9,776,413
Class C	221,786	263,832
Payments for shares redeemed:
Class A	(12,324,568)	(46,150,461)
Class I	(120,644,785)	(150,573,471)
Class C	(3,017,619)	(1,391,755)
Net decrease in net assets resulting from shares of beneficial interest	(120,039,936)	(73,891,896)

TOTAL DECREASE IN NET ASSETS	(137,589,325)	(101,167,765)

NET ASSETS
Beginning of Year	154,710,115	255,877,880
End of Year*	$17,120,790	154,710,115
* Includes undistributed net investment loss of:	$(1,350,279)	(2,638,845)

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
SHARE ACTIVITY
Class A:
Shares Sold	118,715	1,273,574
Shares Reinvested	37,229	178,402
Shares Redeemed	(1,423,623)	(4,570,046)
Net decrease in shares of beneficial interest outstanding	(1,267,679)	(3,118,070)

Class I:
Shares Sold	1,147,518	9,106,118
Shares Reinvested	436,954	984,279
Shares Redeemed	(14,054,415)	(14,757,407)
Net decrease in shares of beneficial interest outstanding	(12,469,943)	(4,667,010)

Class C:
Shares Sold	41,002	484,590
Shares Reinvested	26,652	26,411
Shares Redeemed	(356,894)	(136,619)
Net increase (decrease) in shares of beneficial interest outstanding	(289,240)	374,382

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
Class A	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$9.44		$10.75		$10.70		$10.00
Activity from investment operations:
Net investment income (2)	0.43		0.28		0.28		0.22
Net realized and unrealized gain (loss) on investments	(1.96)		(0.96)		0.43		0.70
Total from investment operations	(1.53)		(0.68)		0.71		0.92
Less distributions from:
Net investment income	—		(0.15)		(0.38)		(0.22)
Net realized gains	—		—		(0.07)		—
Return of capital	(0.62)		(0.48)		(0.21)		—
Total distributions	(0.62)		(0.63)		(0.66)		(0.22)
Net asset value, end of period	$7.29		$9.44		$10.75		$10.70
Total return (3)	(16.67)%		(6.51)%		6.76%		9.17	% (6)
Net assets, at end of period (000s)	$1,582		$14,017		$49,485		$25,607

Ratio of gross expenses to average net assets (4)	3.98	% (9)	3.35	% (8)	3.18	% (7)	3.57	% (5)
Ratio of net expenses to average net assets	3.51	% (9)	3.15	% (8)	2.99	% (7)	2.95	% (5)
Ratio of net investment income to average net assets	5.04	% (9)	2.74	% (8)	2.58	% (7)	2.39	% (5)
Portfolio Turnover Rate	75%		177%		197%		87	% (6)

(1)	The Sandalwood Opportunity Fund Class A shares commenced operations on November 29, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.

(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

(9)	Includes 0.56% for the year ended September 30, 2016 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
Class I	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$9.45		$10.76		$10.71		$10.00
Activity from investment operations:
Net investment income (2)	0.29		0.31		0.31		0.24
Net realized and unrealized gain (loss) on investments	(1.80)		(0.96)		0.42		0.70
Total from investment operations	(1.51)		(0.65)		0.73		0.94
Less distributions from:
Net investment income	—		(0.16)		(0.40)		(0.23)
Net realized gains	—		—		(0.07)		—
Return of capital	(0.65)		(0.50)		(0.21)		—
Total distributions	(0.65)		(0.66)		(0.68)		(0.23)
Net asset value, end of period	$7.29		$9.45		$10.76		$10.71
Total return (3)	(16.47)%		(6.20)%		7.00%		9.41	% (6)
Net assets, at end of period (000s)	$13,297		$135,027		$204,020		$33,657

Ratio of gross expenses to average net assets (4)	3.73	% (9)	3.13	% (8)	2.96	% (7)	3.32	% (5)
Ratio of net expenses to average net assets	3.26	% (9)	2.90	% (8)	2.74	% (7)	2.70	% (5)
Ratio of net investment income to average net assets	3.23	% (9)	3.05	% (8)	2.85	% (7)	2.66	% (5)
Portfolio Turnover Rate	75%		177%		197%		87	% (6)

(1)	The Sandalwood Opportunity Fund Class I shares commenced operations on November 29, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.

(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

(9)	Includes 0.56% for the year ended September 30, 2016 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Period Ended
Class C	September 30, 2016		September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$9.57		$10.90		$10.84
Activity from investment operations:
Net investment income (2)	0.08		0.23		0.18
Net realized and unrealized gain (loss) on investments	(1.69)		(1.00)		0.24
Total from investment operations	(1.61)		(0.77)		0.42
Less distributions from:
Net investment income	—		(0.13)		(0.08)
Net realized gains	—		—		(0.07)
Return of capital	(0.56)		(0.43)		(0.21)
Total distributions	(0.56)		(0.56)		(0.36)
Net asset value, end of period	$7.40		$9.57		$10.90
Total return (3)	(17.29)%		(7.15)%		3.21	% (6)
Net assets, at end of period (000s)	$2,242		$5,666		$2,373

Ratio of gross expenses to average net assets (4)	4.73	% (9)	4.21	% (8)	3.96	% (5)(7)
Ratio of net expenses to average net assets	4.26	% (9)	3.90	% (8)	3.74	% (5)(7)
Ratio of net investment income to average net assets	0.97	% (9)	2.24	% (8)	2.95	% (5)(7)
Portfolio Turnover Rate	75%		177%		197	% (6)

(1)	The Sandalwood Opportunity Fund Class C shares commenced operations on February 11, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.

(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

(9)	Includes 0.56% for the year ended September 30, 2016 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

The Sandalwood Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation.

The Fund currently offers Class A shares, Class I shares and Class C shares. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the Adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Total return swaps on fixed income securities are valued each day by using the fixed income securities valuation from an independent pricing service which uses methods that include current market quotations from a major market maker in the security and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser and/or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$2,325,985	$—	$2,325,985
Asset Backed Security	—	499,277	—	499,277
Commercial Mortgage Backed Securities	—	750,183	—	750,183
Home Equity Backed Security	—	349,691	—	349,691
Money Market Fund	11,595,477	—	—	11,595,477
Total	$11,595,477	$3,925,136	$—	$15,520,613

There were no transfers into or out of Level 1 and Level 2 during the period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The Fund presents on a net basis the fair value amounts recognized for derivatives executed with the same counterparty under a master following table presents the Fund’s derivatives offset under a master netting arrangement. The Fund had no open derivative positions as of September 30, 2016.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Credit Facility – The Fund has entered into a revolving line of credit agreement with MUFG Union Bank, N.A. for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $50,000,000 or 20% of the Fund’s daily market value. Borrowings under this agreement bear interest on the outstanding principal at a rate equal to the Interest Rate of 3.50%. In the event of Default, all loans will bear interest at a rate equal to 5.00% in excess of the interest rate specified, per annum, on the principal balance outstanding. During the year ended September 30, 2016, the Fund incurred $103,113 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended September 30, 2016 was $5,933,613 and 3.39%, respectively. As of September 30, 2016, the Fund had $0 outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund is subject to interest price risk in the normal course of pursuing its investment objective. The Fund may hold debt securities subject to interest price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

amount of its current obligation under any swap transaction.

The Fund maintains cash as collateral to secure its obligations under the swaps. As of September 30, 2016, the notional value of the swaps was $0 and the collateral held was $1,643,891. There were no swaps open at year end and therefore the collateral held is considered a Deposit at Broker. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund is subject to interest price risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of September 30, 2016, the fair value of these financial instruments was $0. Had there been a fair value of these financial instruments, they would have been located under unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized gain on swaps are located on the Statement of Operations.

The derivative instruments outstanding as of September 30, 2016 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The Fund did not hold any derivative investments as of September 30, 2016:

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Swaps	Net realized gain from swaps
Net change in unrealized appreciation on swaps contracts

The following is a summary of the Fund’s net realized gain and change in net unrealized appreciation on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2016:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Instrument Type	Interest Rate Risk	Year Ended September 30, 2016
Swaps	693,358	693,358

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
Derivative Instrument Type	Interest Rate Risk	Year Ended September 30, 2016
Swaps	621,825	621,825

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013 - 2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $63,775,357 and $182,386,734, respectively. Short sales and closing purchases from securities sold short amounted to $44,818,922 and $61,898,964.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Sandalwood Securities, Inc. as the primary sub-adviser to the Fund. The Fund, in consultation with Sandalwood Securities, Inc., has engaged the following sub-advisers to provide investment sub-advisory services to a portion of the assets of the Fund, as allocated to each sub-adviser: Deer Park Road Management Company, L.P., Acuity Capital Management, LLC and MidOcean Credit Fund Management, L.P., doing business as MidOcean Credit Partners. The Adviser compensates each sub-adviser for its services from the management fees the Adviser receives from the Fund. Effective June 30, 2016 Acuity Capital Management, LLC terminated its sub-advisory agreement with respect to Sandalwood Opportunity Fund (the “Fund”). The Board has approved interim and final sub-advisory agreements between the Fund’s Adviser and CCM Partners (d/b/a Shelton Capital Management) (“Shelton”).

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 2.55% of the Fund’s average daily net assets. The sub-advisers are paid by the Adviser, not the Fund. For the year ended September 30, 2016, the Fund incurred $1,830,782 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2017, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)), not incurred in the ordinary course of the Fund’s business) do not exceed 2.95% per annum of Class A average daily net assets, 2.70% per annum for Class I average daily net assets and 3.70% per annum for

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Class C average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Total Annual Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s Total Annual Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year September 30, 2016, the Fund waived fees of $338,804.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2017	9/30/2018	9/30/2019
$320,862	$496,594	$338,804

Distributor – The Trust has adopted the Trust’s Master Distribution and Shareholder Services Plans for Class A shares and Class C pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. Pursuant to the Plan, $15,867 in distribution fees for Class A shares and $38,579 in distribution fees for Class C shares were incurred during the year ended September 30, 2016.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2016, the Distributor received $1,648 from front-end sales charges of which $238 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Goldman Sachs Financial Square Funds – Government (“Goldman Sachs”). The Fund may redeem its investment in Goldman Sachs at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of Goldman Sachs. The financial statements of the Goldman Sachs, including the portfolio of investments, can be found at the Goldman Sach’s website, www.goldmansachs.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2016, the percentage of the Fund’s net assets invested in Goldman Sachs was 67.7%.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$—	$3,618,806
Return of Capital	4,663,243	9,363,622
	$4,663,243	$12,982,428

As of September 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(25,017,973)	$(2,248,977)	$—	$(161,253)	$(27,428,203)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $23,667,694.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,350,279.

At September 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$1,882,945	$366,032	$2,248,977

Permanent book and tax differences, primarily attributable to the tax adjustments for paydowns and swaps, resulted in reclassifications for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(374,046)	$(1,044,755)	$1,418,801

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of the Fund, under section 2(a)(9) of the 1940 Act. As of September 30, 2016, RBC held 34.1%, 26.8% and 57.6% of the voting securities of Class A, Class I and Class C shares. The Trust has no knowledge as to whether all or any portion of the shares owned of record by RBC are also owned beneficially.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

Sandalwood Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Sandalwood Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sandalwood Opportunity Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 29, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sandalwood Opportunity Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 29, 2012 (commencement of operations) through September 30, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2016

Sandalwood Opportunity Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the Sandalwood Opportunity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Sandalwood Opportunity Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Sandalwood Opportunity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Class A	$1,000.00	$ 893.90	$13.97	2.95%
Class C	1,000.00	890.70	17.49	3.70
Class I	1,000.00	895.50	12.79	2.70

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/16	9/30/16	4/1/16 – 9/30/16	4/1/16 – 9/30/16
Class A	$1,000.00	$1,010.25	$14.83	2.95%
Class C	1,000.00	1,006.50	18.56	3.70
Class I	1,000.00	1,011.50	13.58	2.70

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

Sandalwood Opportunity Fund (Sub-Adviser – Shelton Capital Management)

In connection with the regular meeting held on June 22 & 23, 2016 of the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (the “Adviser”)_and Shelton Capital Management (“Shelton”), with respect to the Sandalwood Opportunity Fund (“Sandalwood”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Shelton manages approximately $1.4 billion in assets while offering equity and fixed income strategies for advisers serving high net worth investors and for individual investors through separately managed accounts and mutual funds. They reviewed the personnel at Shelton, noting that the CCO has over 45 years of experience with mutual funds, securities management and broker-dealer operations, while the other members of the investment team have financial industry experience managing hedge funds focused on credit debt products. The Trustees reviewed Shelton’s investment process, noting that the overall investment process will remain unchanged, with Shelton’s research analysts performing bottom-up deep fundamental credit analysis on all corporations in an attempt to efficiently take a long or short credit view on a particular investment. The Trustees acknowledged that even though all risks cannot be eliminated, Shelton has demonstrated a strong risk management program that utilizes a variety of approaches such as a risk assessment with the security selection process, continuous monitoring and adjustments to the portfolio’s exposure, various hedging instruments, and real time risk evaluation systems and models. The Trustees reviewed Shelton’s compliance program, noting that Shelton monitors the compliance of its sleeve of the Fund’s portfolio on a daily basis to adhere to the trading guidelines imposed by the Fund’s adviser. The Trustees further noted that Shelton underwent an SEC examination in June 2013 that identified deficiencies and weaknesses of Shelton. The Trustees, in reliance upon the findings of the Trust’s CCO, noted that Shelton addressed these weaknesses and the Trustees agreed that Shelton has had no material compliance or litigation issues extant that would impair Shelton’s ability to operate efficiently with respect to the Fund.

Performance. The Trustees reviewed the Fund’s performance and the performance of Shelton’s sleeve of the portfolio. With respect to the Fund, the Trustees noted that the Fund

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

has underperformed versus its benchmark over the one and two year periods, and has underperformed versus its Morningstar category over the one and three year periods, as indicated by the Fund’s 95th percentile and 99th percentile rankings in its Morningstar category over the one and three year periods, respectively. With respect to Shelton’s sleeve of the Fund, the Trustees discussed Sheltons strong performance, outperforming the Fund and its benchmark over the one, two and three year periods, while providing positive absolute returns over each period. The Trustees concluded that Shelton has consistently added value to the Fund, and considering that the investment personnel responsible for servicing the Fund will not change upon the completion of the Shelton transaction, the Trustees determined that retaining Shelton is the best interest of the Fund and its shareholders.

Fees and Expenses. The Trustees noted that the Fund pays a total investment advisory fee of 2.55% to the Adviser, of which Shelton receives 1.00%. The Trustees reviewed the advisory fees received by Shelton for other accounts it manages, noting that the 1.00% received from the Fund is less than, or equal to the advisory fees received by Shelton for managing other funds, including both registered funds and a hedge fund. The Trustees concluded that based on the fees received by Shelton from its other accounts and the quality of services provided, the fees to be paid to Shelton by the Fund were not unreasonable.

Profitability. The Trustees reviewed the profitability analysis completed by Shelton showing its projected profits from its relationship with the Fund. The Trustees reviewed Shelton’s profitability from its relationship with the Fund over the past one-year period, noting that Shelton did not realize any profits from the Fund. The Trustees also considered Shelton’s anticipated profitability over the next two years, noting that Shelton anticipates realizing a reasonable, but not excessive profit, from the services it provides to the Fund.

Economies of Scale. The Trustees discussed whether Shelton has realized economies of scale with respect to the investment advisory services it provides to the Fund. The Trustees considered the assets in the sleeve managed by Shelton and the fees received by Shelton, concluding that it does not appear that Shelton has realized economies of scale in managing the Fund. The Trustees agreed that it would be appropriate to reconsider economies of scale as the Fund’s assets and the assets advised by Shelton increase.

Conclusion. Having requested and received such information from Shelton as the Trustees believed to be reasonable necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the sub-advisory fee is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Sandalwood Opportunity Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Sandalwood.

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	117	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	117	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	105	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	142	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	142	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/16 – NLFT_v2

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISERS
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT PRIMARY SUB-ADVISER
Sandalwood Securities, Inc.
101 Eisenhower Parkway
Roseland, NJ 07068

INVESTMENT SUB-ADVISERS
Deer Park Road Management Company, LP
1195 Bangtail Way
Steamboat Springs, CO 80487

Shelton Capital Management, LLC
1050 17th St. Suite 1710
Denver, CO 80265

MidOcean Credit Fund Management, L.P.
320 Park Avenue, 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $27,500

2015 - $21,000

(b)	Audit-Related Fees

2016 - None

2015 - None

(b)	Tax Fees

2016 - $3,000

2015 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2016 - None

2015 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016    2015

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:      0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,000

2015 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/05/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/05/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 12/05/16